UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2012

REGIONS FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	000-50831	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 FIFTH AVENUE NORTH

BIRMINGHAM, ALABAMA 35203

(Address, including zip code, of principal executive office)

Registrant’s telephone number, including area code: (205) 944-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 11, 2012, Regions Financial Corporation (the “Corporation”) announced that it had entered into a stock purchase agreement to sell its wholly-owned subsidiary, Morgan Keegan & Company, Inc., and related affiliates, to Raymond James Financial, Inc. (such sale, the “Transaction”). Financial schedules containing a condensed statement of operations reflecting information concerning discontinued operations related to the Transaction are attached as Exhibit 99.1 hereto and incorporated herein by reference.

The press release announcing the Transaction, which is attached as Exhibit 99.3 hereto and incorporated by reference, also contains selected information and estimates concerning the Corporation’s results of operations for the fourth quarter of 2011.

In accordance with general instruction B.2 of Form 8-K, this information is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 7.01 Regulation FD Disclosure.

Executives from the Corporation will hold a teleconference and live audio webcast at 5:00 PM Eastern time January 11, 2011. A copy of the visual presentation that will be a part of that teleconference is attached as Exhibit 99.2 and incorporated herein by reference.

The information set forth under Item 2.02 “Results of Operations and Financial Condition” is incorporated by reference into this Item 7.01.

In accordance with general instruction B.2 of Form 8-K, this information is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

All of the attached exhibits may also be found on the Corporation’s website at www.regions.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Financial Schedules reflecting certain information concerning discontinued operations

99.2	Visual Presentation, dated January 11, 2012

99.3	Press Release, dated January 11, 2012

Forward-looking Statements

This Current Report on Form 8-K, and any other written or oral statements made by or on behalf of the Corporation in connection with the matters described in this report, may include forward-looking statements, including, but not limited to, statements about the projected impact on the Corporation of the Transaction. The Private Securities Litigation Reform Act of 1995 (the “Act”) provides a safe harbor for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements. For these statements, we, together with our subsidiaries, unless the context implies otherwise, claim the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements.

In addition to factors previously disclosed in the Corporation’s filings with the U.S. Securities and Exchange Commission, these risks, uncertainties and other factors include, but are not limited to: the possibility that regulatory and other approvals and conditions to the Transaction are not received or satisfied on a timely basis or at all; the possibility that modifications to the terms of the Transaction may be required in order to obtain or satisfy such approvals or conditions; changes in the anticipated timing for closing the Transaction; business disruption during the pendency of or following the Transaction; diversion of management time on Transaction-related issues; reputational risks and the reaction of customers and counterparties to the Transaction and the completion of the audit and finalization of our financial statements for fourth quarter and fiscal year 2011.

Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:	/s/ Fournier J. Gale, III
Name:	Fournier J. Gale, III
Title:	Senior Executive Vice President,
General Counsel and Corporate Secretary

Date: January 11, 2012